EXHIBIT 10(k)

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (A) (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND (B) OTHERWISE COMPLYING WITH THE PROVISIONS OF
      ARTICLE III OF THIS WARRANT.

      THIS WARRANT MAY NOT BE TRANSFERRED (i) OTHER THAN TO AN AFFILIATE (AS DEFINED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), (ii) FOLLOWING A CHANGE IN CONTROL OR (iii) IN CONNECTION WITH THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS, BUSINESS OR CAPITAL STOCK OF HOLDER, AS PROVIDED HEREIN.

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                               AS HEREIN DESCRIBED

                             Dated October 30, 1998

      This certifies that for value received:

                                 LUCASFILM LTD.

or registered assigns, is entitled, subject to the terms set forth herein, to purchase from Hasbro, Inc., a Rhode Island corporation (the "Company"), up to 1,600,000 fully paid and nonassessable shares of the Common Stock of the Company, at the exercise price of thirty-five dollars ($35.00) per share. The number of shares purchasable hereunder and the Exercise Price are subject to adjustment in certain events, all as more fully set forth under Article IV herein.

                                   ARTICLE I.
                                   DEFINITIONS

      "Additional Stock" means any of Common Stock, Convertible Securities and Options.

      "Change in Control" means:

      A. The acquisition (or series of related acquisitions) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (x) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition (or series of related acquisitions) directly from the Company or any of its subsidiaries of shares that would constitute, after issuance, or any acquisition (or series of related acquisitions) consented to by the Board of Directors of the Company of outstanding shares constituting, in the aggregate, less than 40% of the Outstanding Voting Securities, (ii) any acquisition by the Company or any of its subsidiaries, (iii) any acquisition by any

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employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by Alan or Sylvia Hassenfeld, members of their respective immediate families, or heirs of Alan or Sylvia Hassenfeld or of any member of their respective immediate families, the Sylvia Hassenfeld Trust, the Merrill Hassenfeld Trust, the Alan Hassenfeld Trust, the Hassenfeld Foundation, any trust or foundation established by or for the primary benefit of any of the foregoing, or controlled by one or more of any of the foregoing, or any affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of the foregoing (such holders described in clauses (ii) and (iii) and in this clause (iv), the "Permitted Acquirors") or (v) any acquisition by any corporation with respect to which, following such acquisition, (a) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (b) less than 40% of such outstanding shares of common stock of such corporation and of such combined voting power of such outstanding voting securities is then beneficially owned, directly or indirectly, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Permitted Acquirors; or

      B. Any event in which individuals who as of the Closing Date constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Closing Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

      C. A reorganization, merger or consolidation involving the Company (whether or not the Company is the surviving entity), in each case, with respect to which (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, or (ii) following such reorganization, merger or consolidation, any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Permitted Acquirors, beneficially owns, directly or indirectly, 40% or more of such outstanding shares of common stock of such surviving corporation and of such combined voting power of such outstanding voting securities; or

      D. (i) A complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company (in one transaction or a series of related transactions), other than to a corporation, with respect to which following such sale or other disposition,
(A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially


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the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (B) less than 40% of such outstanding shares of common stock of such corporation and of such combined voting power of the outstanding voting securities of such corporation is then beneficially owned, directly or indirectly, by an individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Permitted Acquirors; or

      E. The acquisition (or series of related acquisitions) by a Competitor of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (x) the Outstanding Common Stock or (y) the Outstanding Voting Securities unless such Competitor is approved by Holder as a passive investor in the Company, such approval not to be unreasonably withheld.

      "Charter" means the certificate of incorporation of the Company, as filed with the Rhode Island Secretary of State.

      "Closing Date" means October 30, 1998.

      "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Exchange Act of 1934 or the Securities Act.

      "Common Stock" means the Company's Common Stock, par value $.50 per share, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

      "Company" means Hasbro, Inc., a Rhode Island corporation, and any successor corporation.

      "Competitor" means a Person or group of Persons (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) engaged as a significant part of its or their business in the business of producing or distributing any entertainment properties including, without limitation, motion pictures, television production, and interactive educational and entertainment products.

      "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

      "Employee Securities" shall mean all securities of the Company issued or sold after October 30, 1998 to employees, consultants, officers or directors of the Company with the approval of, or pursuant to a plan approved by, the Board of Directors or any duly authorized committee thereof.

      "Exercise Period" means the period commencing on the earlier of (i) the U.S. Release Date of Episode I and (ii) the occurrence of a Change in Control and terminating at 5:00 p.m. Pacific Time on the twelfth anniversary of the Closing Date.

      "Exercise Price" means the exercise price per share of Common Stock set forth in the Preamble to this Warrant, as such price may be adjusted pursuant to
Article IV hereof.


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      "Fair Market Value" means with respect to a share of Common Stock at any date:

            (i) If shares of Common Stock are being sold pursuant to a public offering under an effective registration statement under the Securities Act which has been declared effective by the Commission and Fair Market Value is being determined as of the closing of the public offering, the "per share price to public" specified for such shares in the final prospectus for such public offering;

            (ii) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the twenty trading days before such date. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

            (iii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a registration described in clause (i) of this definition, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the Nasdaq Stock Market or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company and reasonably acceptable to the Holder;

            (iv) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a registration described in clause (i) of this definition, the fair value of a share of Common Stock shall be as determined by an investment bank selected by Company with the approval of the Holder (which approval shall not be unreasonably withheld or delayed), the costs of such investment banker to be paid by the Company.

      "Fiscal Year" means the fiscal year of the Company.

      "Holder" means the person in whose name this Warrant is registered on the books of the Company maintained for such purpose and any transferee permitted under the terms of this Warrant of all or a portion of this Warrant.

      "Option" means any right, warrant or option to subscribe for or purchase shares of Common Stock or Convertible Securities.

      "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

      "Principal Executive Office" means the Company's office at 1027 Newport Avenue, Pawtucket, Rhode Island 02862 or such other office as designated in writing to the Holder by the Company.

      "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


                                       4

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      "Rule 144" means Rule 144 as promulgated by the Commission under the
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Shareholder" means the person who was previously the Holder and has exercised all or a portion of this Warrant.

      "U.S. Release Date of Episode I" means the initial theatrical release in the United States of the first prequel theatrical motion picture to the classic Star Wars trilogy.

      "Warrant" means the warrant dated as of Closing Date issued to the Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

      "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of this Warrant provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issued or issuable upon the exercise of the rights granted hereunder.

                                   ARTICLE II.
                                    EXERCISE

      2.1. Exercise Right; Manner of Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed notice of exercise, substantially in the form of Exhibit "D-1" ("Notice of Exercise") attached hereto, at the Principal Executive Office, and (ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price, the "Total Exercise Price"). The Total Exercise Price shall be paid by check; provided, however, that if the Warrant Shares are acquired in conjunction with a Registration of such Warrant Shares, then the Holder may arrange for the aggregate Exercise Price for such Warrant Shares to be paid to the Company from the proceeds of the sale of such Warrant Shares pursuant to such Registration. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the Holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within two business days after this Warrant is exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which the Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.


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      2.2. Conversion of Warrant.

            (a) Right to Convert. In addition to, and without limiting, the other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

                                   X= Y (A-B)
                                      -------
                                         A

Where:      X=    The number of Warrant Shares to be issued to the Holder

            Y= The number of Warrant Shares purchasable pursuant to this Warrant or such lesser number of Warrant Shares as may be selected by the Holder

            A=    The Fair Market Value of one Warrant Share as of the
Conversion Date

            B=    The Exercise Price

            (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the Principal Executive Office, together with a written statement (the "Conversion Statement") specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Conversion Statement, or on such later date as is specified in the Conversion Statement (the "Conversion Date") and, at the Holder's election, may be made contingent upon the closing of the consummation of the sale of Common Stock pursuant to a Registration. Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding two business days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the conversion of this Warrant and the related issuance of Warrant Shares; provided that the Holder will be responsible for any transfer taxes in respect of the issuance of Warrant Shares to a Person other than the Holder.

      2.3. Fractional Shares. The Company shall not issue fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of the Notice of Exercise or the Conversion Date, as applicable. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

      2.4. Continued Validity. A Shareholder shall be entitled to all rights which a Holder of this Warrant is entitled pursuant to the provisions of this Warrant, except rights which by their terms apply only to a Warrant.


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                                  ARTICLE III.
                       TRANSFER, EXCHANGE AND REPLACEMENT

      3.1. Maintenance of Registration Books. The Company shall keep at the Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any Company agent shall be affected by any notice to the contrary.

      3.2. Restrictions on Transfers.

            (a) Compliance with Securities Act. The Holder, by acceptance hereof hereby makes the representations set forth in Exhibit D-2 with respect to its acquisition of this Warrant and agrees that this Warrant and the Common Stock to be issued to the Holder upon exercise hereof are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any such shares of Common Stock except under circumstances which will not result in a violation of the Securities Act or this Agreement. Unless registered under the Securities Act, upon exercise of this Warrant (other than through conversion of the Warrant on or after two years from the date hereof), the Holder shall confirm in writing, by executing the form attached as Exhibit "D-2" hereto, that the shares of Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

            (b) Certificate Legends. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless Registered under the Securities Act) shall be stamped or imprinted with legends in substantially the following form (in addition to any legends required by applicable state securities laws):

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (A) (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION AND (B) OTHERWISE COMPLYING WITH THE PROVISIONS OF
      ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

                  In addition, the Warrant shall be stamped or imprinted with a legend in substantially the following form:

      THIS WARRANT MAY NOT BE TRANSFERRED (i) OTHER THAN TO AN AFFILIATE (AS DEFINED UNDER THE SECURITIES ACT OF 1933, AS AMENDED) (ii) FOLLOWING A CHANGE IN CONTROL OR (iii) IN CONNECTION WITH THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS, BUSINESS OR CAPITAL STOCK OF HOLDER, ALL AS PROVIDED HEREIN.

            (c) Additional Restriction on Transfer. The Holder shall not sell, assign or otherwise transfer, pledge or hypothecate all or part of this Warrant prior to a Change in Control without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion;


                                       7

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provided that (x) any such sale, assignment or other transfer by the Holder of the Warrant in its entirety to an entity owned or controlled by the Holder (but only for so long as it remains so owned or controlled and such entity agrees (i) to be bound by the terms and conditions of this Warrant pursuant to an agreement reasonably acceptable to the Company ("Assumption Agreement") and (ii) to transfer this Warrant back to the Holder if it ceases to be owned or controlled by the Holder), (y) any such sale, assignment or other transfer by the Holder of the Warrant in connection with (i) the merger, consolidation or reorganization of the Holder, (ii) the sale, assignment, transfer or other disposition of all or substantially all of the Holder's assets or business in one or more related transactions or (iii) the sale, assignment, transfer or other disposition of all or substantially all of the Holder's capital stock, provided that any transferee described in this clause (y) executes an Assumption Agreement, (z) a bona fide pledge or hypothecation (so long as any sale, assignment or other transfer in connection with any attempted foreclosure of such a pledge or hypothecation would require such consent from the Company), and (zz) any transfer to a Person directly or indirectly controlling the Holder, provided such Person executes an Assumption Agreement, may be effected without any such consent.

            (d) Disposition of Warrant Shares. With respect to any offer, sale or other disposition of any Warrant Shares issued upon exercise of this Warrant prior to Registration of such shares, the Shareholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Shareholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of such Warrant Shares and indicating whether or not under the Securities Act certificates for such Warrant Shares to be sold or otherwise disposed of, require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act and any other applicable securities laws, such opinion to be in form and substance reasonably satisfactory to the Company. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Shareholder that it may sell or otherwise dispose of such Warrant Shares all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (d) that the opinion of counsel for the Shareholder is not reasonably satisfactory to the Company, the Company shall so notify the Shareholder promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant Shares thus transferred in accordance with this subsection (d) (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Shareholder such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (e) Termination of Restrictions. The restrictions imposed under this
Section 3.2 upon the transferability of the Warrant (other than those in Section 3.2(c)) and the shares of Common Stock acquired upon the exercise of this Warrant shall cease when (i) a registration statement covering the applicable securities becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). Subject to Section 3.2(c), if applicable, when such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Shareholder issue new securities in the name of the Shareholder not bearing the legends required under subsection (b) of this Section 3.2.


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      3.3. Exchange. At the Holder's option, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Common Stock upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to the Company at the Principal Executive Office for exchange, the Company shall execute and deliver the Warrants which the Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

      3.4. Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                   ARTICLE IV.
                             ANTIDILUTION PROVISIONS

      4.1. Reorganization, Reclassification or Recapitalization of the Company. In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in Section 4.2 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.1 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.

      4.2. Reclassifications. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

      4.3. Splits and Combinations. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.3, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all


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shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

      4.4. Dividends and Distributions. If the Company declares a dividend or other distribution on the Common Stock (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

      4.5. Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

      4.6. Antidilution Provisions.

            4.6.1. Definitions. For purposes of this Section 4.6 the following definitions shall apply:

            "Common Stock Equivalents" shall mean Convertible Securities and rights entitling the holder thereof to receive directly, or indirectly, additional shares of Common Stock without the payment of any consideration by such holder for such additional shares of Common Stock or Common Stock Equivalents.

            "Common Stock Outstanding" shall mean the aggregate of all Common Stock outstanding and all Common Stock issuable upon conversion of all outstanding Convertible Securities and exercise of all Options other than Employee Securities issued after October 30, 1998, unless such Employee Securities arise from exercise of Options granted prior to October 30, 1998.

            "Current Exercise Price" shall mean the Exercise Price immediately before the occurrence of any event, which, pursuant to Section 4.6, causes an adjustment to the Exercise Price.

            4.6.2. Adjustments to Exercise Price. The Exercise Price in effect from time to time shall be subject to adjustment in certain cases as follows:

                  4.6.2.1. Issuance of Securities. Subject to Section 4.6.3, in case the Company shall at any time after October 30, 1998 issue or sell any Common Stock or Common Stock Equivalent without consideration, or for a consideration per share less than the Fair Market Value, then, and thereafter successively upon each such issuance or sale, the Current Exercise Price shall simultaneously with such issuance or sale be adjusted to an Exercise Price (calculated to the nearest cent) determined by multiplying the Current Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding on such date of sale or issuance plus the number of shares of Common Stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the Fair Market Value and the denominator of which shall be the number of shares of Common Stock Outstanding immediately after the issuance or sale.


                                       10

<PG$PCN>
                  For the purposes of this subsection 4.6.2.1, the following provisions shall also be applicable:

                  4.6.2.1.1. Cash Consideration. In case of the issuance or sale of additional Common Stock or Common Stock Equivalents for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by this corporation for such shares (or, if such shares are offered by the corporation for subscription, the subscription price, or, if such shares are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), without deducting therefrom any compensation or discount paid or allowed to underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

                  4.6.2.1.2. Non-Cash Consideration. In case of the issuance (otherwise than upon conversion or exchange of Convertible Securities) or sale of additional Common Stock, Options or Convertible Securities for a consideration other than cash or a consideration, a part of which shall be other than cash, the fair value of such consideration as determined by the board of directors of the Company in the good faith exercise of its business judgment, irrespective of the accounting treatment thereof, shall be deemed to be the value, for purposes of this Section 4.6.2, of the consideration other than cash received by the Company for such securities.

                  4.6.2.1.3. Options and Convertible Securities. In case the Company shall in any manner issue or grant any Options or any Convertible Securities, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable shall (as of the date of issue or grant of such Options or, in the case of the issue or sale of Convertible Securities other than where the same are issuable upon the exercise of Options, as of the date of such issue or sale) be deemed to be issued and to be outstanding for the purpose of this Section 4.6.2. and to have been issued for the sum of the amount (if any) paid for such Options or Convertible Securities and the minimum amount (if any) payable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable; provided that, subject to the provisions of Section 4.6.2.1.4, no adjustment or further adjustment of the Exercise Price shall be made upon the actual issuance of (a) any such Common Stock or Convertible Securities or upon the conversion or exchange of any such Convertible Securities or the exercise of such Options or (b) any Common Stock issued or sold pursuant to conversion of any Convertible Securities or exercise of any Options to the extent outstanding on October 30, 1998.

                  4.6.2.1.4. Change in Option Price or Conversion Rate. If the exercise price provided for in any Option referred to in subsection 4.6.2.1.3, or the rate at which any Convertible Securities referred to in subsection
4.6.2.1.3 are convertible into or exchangeable for shares of Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Current Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the exercise price provided for in any such Option referred to in subsection 4.6.2.1.3, or the additional consideration (if any) payable upon the conversion or exchange of any Convertible Securities referred to in subsection 4.6.2.1.3, or the rate at which any Convertible Securities referred to in subsection 4.6.2.1.3 are convertible into or exchangeable for shares of Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution and such reduction would trigger an adjustment under Subsection 4.6.2.1, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Current Exercise Price then in effect hereunder shall, upon issuance of such shares of Common Stock, be adjusted to such amount as would have obtained had such Option or Convertible Security never been issued and had adjustments been


                                       11

<PG$PCN>
made only upon the issuance of the shares of Common Stock actually delivered and for the consideration actually received for such Option or Convertible Security and the Common Stock.

                  4.6.2.1.5. Termination of Option or Conversion Rights. In the event of the termination or expiration of any right to purchase Common Stock under any Option or of any right to convert or exchange Convertible Securities, the Current Exercise Price shall, upon such termination, be changed to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Common Stock issuable thereunder shall no longer be deemed to be Common Stock Outstanding.

            4.6.3. Employee Securities. Notwithstanding anything in this Article IV to the contrary, the Exercise Price shall not be adjusted by virtue of the issuance or sale of Employee Securities and no Employee Securities shall be included in any manner in the computation from time to time of the Exercise Price under subsection 4.6.2 or in Common Stock Outstanding for purposes of such computation except that Employee Securities constituting Common Stock arising from exercise of Options granted prior to October 30, 1998 shall be included in Common Stock Outstanding.

      4.7. Maximum Exercise Price. At no time shall the Exercise Price exceed the amount set forth in the Preamble to this Warrant, unless the Exercise Price is adjusted pursuant to Section 4.3 hereof.

      4.8. Other Dilutive Events. If any event occurs as to which the other provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the Company's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant; provided, that no adjustments shall be made in connection with the issuance of Common Stock upon exercise, conversion or exchange of Options or Convertible Securities to the extent that adjustment has previously been made upon issuance of such Options or Convertible Securities and each lowering of the effective purchase price of Common Stock pursuant to such Option or Convertible Securities. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

      4.9. Certificates and Notices.

            (a) Adjustment Certificates. Upon any adjustment of the Exercise Price and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) the Company's President or Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

            (b) Extraordinary Corporate Events. If the Company, after the date hereof, proposes to effect (i) any transaction described in Sections 4.1 or 4.2 hereof, or (ii) a liquidation, dissolution or winding up of the Company described in Section 4.5 hereof or (iii) any payment of a dividend or distribution with respect to the Common Stock (other than a cash dividend or distribution), then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Common Stock entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of


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record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least twenty days prior to the record date for such action in the case of any action described in clause (i) above at least ten days prior to the record date for such action in the case of any action described in clause
(iii) above, and in the case of any action described in clause (ii) above, at least twenty days prior to the date on which the action described is to take place and at least twenty days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action. The failure to give notice required by this Section 4.9(b) or any defect therein shall be a breach of this Warrant but shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. Unless specifically required by this Article IV, the Exercise Price, the number of shares covered by each Warrant and the number of Warrants outstanding shall not be subject to adjustment as a result of the Company being required to give notice pursuant to this Section 4.9(b).

      4.10. No Impairment. The Company shall not, by amendment of the Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

      4.11. Application. Except as otherwise provide herein, all sections of this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

                                   ARTICLE V.
                               REGISTRATION RIGHTS

      5.1. Registration on Form S-3.

            5.1.1. Filing of Registration Statement. The Company shall use its best efforts to secure effectiveness of, as soon as practicable, and shall file no later than 10 days after the commencement of the Exercise Period, a registration statement in form and substance satisfactory to the Holder on Form S-3 (the "Registration Statement") with the Commission under the Securities Act to register the issuance of Warrant Shares upon exercise of the Warrant and the transfer of such Warrant Shares (the Warrant Shares constituting the "Registrable Securities"); provided however, that in the event the Company fails to file reports in a timely manner or otherwise fails (due to an action or inaction of the Company) to be eligible to file a registration statement on Form S-3, the Company shall file a registration statement on Form S-1.

            5.1.2. Registrable Expenses. The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Holder shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Holder.

            5.1.3. Additional Company Obligations. In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: keep such registration effective until such date as all of the Registrable Securities have been sold or could immediately be sold pursuant to Rule 144(k) promulgated by the Commission; (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection


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with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation system on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities; (vi) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, to the extent required, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and (vii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Warrant Shares are originally sold and (B) all other states specified in writing by a Holder as may reasonably be required to sell such Holder's Warrant Shares, provided, however, that the Company shall not be required to qualify to do business, subject itself to taxation, or consent to service of process in any state in which it is not now so qualified or subject to taxation or has not so consented.

            5.1.4. Conditions and Limitations

                  (a) Cooperation by Holder. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article V in respect of the Registrable Securities that the Holder shall furnish to the Company such information regarding such Registrable Securities and the intended method of disposition thereof and such other information as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                  (b) Notification Prior to Sale. If any Holder shall propose to sell any Registrable Securities pursuant to the Registration Statement, it shall notify the Company of its intent to do so at least three full business days prior to such sale, and the provision of such notice to the Company shall be deemed to establish an agreement by such Holder to comply with the registration provisions contained herein. Such notice shall be deemed to constitute a representation that any information previously supplied by such Holder is accurate as of the date of such notice. At any time within such three business day period, the Company may refuse to permit the Holder to resell any Registrable Securities pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because, in the good faith judgment of the Company, a sale pursuant to the Registration Statement would require the public disclosure of information that would not otherwise be required to be disclosed (which disclosure would be likely, in the good faith judgment of the Company, to be materially harmful to the Company) or could in other respects constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to amend the Registration Statement to the extent required to comply with Section
5.1.4 and to take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Holders promptly after it has determined that such circumstances no longer exist. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to refuse to permit the Holder to resell any Registrable Securities more than twice in any twelve-month period, and any individual period during which the Company refuses to permit the Holder to resell any Registrable Securities shall not exceed sixty days.

      The Company will promptly notify each holder of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not


                                       14

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misleading in light of the circumstances in which they are made, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of any required supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made. By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of any required supplemented or amended prospectus contemplated by this Section. If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. Subject to the foregoing, when a Holder is entitled to sell and gives notice of its intent to sell pursuant to the Registration Statement, the Company shall furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made.

      5.2. Indemnification and Contribution.

            5.2.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact contained in the Registration Statement or omission of a material fact therefrom necessary to make the statements therein not misleading, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

            5.2.2. Indemnification by Holder. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement, provided, however, that no Holder shall be liable in any such case for any untrue statement included in any prospectus which statement has been corrected, in writing, by such Holder and delivered to the Company at least three business days before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered by the Holder to the purchaser prior to the pertinent sale or sales by the Holder, and each Holder, severally and not jointly, will, as


                                       15

<PG$PCN>
incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

            5.2.3. Indemnification Procedures. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable opinion of counsel for the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that in the case of the immediately preceding proviso the indemnifying person shall not be responsible for the legal expenses of more than one counsel for all indemnified persons.

            5.2.4. Contribution in Lieu of Indemnity. If the indemnification provided for in this Section 5.2 is unavailable to or insufficient to hold harmless an indemnified party under Section 5.2.1 or 5.2.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefit and relative fault of the respective parties as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 5.2.4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.2.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5.2.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.2.4, no Holder shall be required to contribute any amount in excess of the net amount received by the Holder from the sale of the Registrable Securities to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 5.2.4 to contribute are several in proportion to their respective sales of Registrable Securities to which such loss relates and not joint.

            5.2.5. Controlling Persons Indemnified. The obligations of the Company and the Holders under this Section 5.2 shall be in addition to any liability which the Company and the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls or may be deemed to control the Company or any Holder within the meaning of the Securities Act including, without limitation, the directors and officers of the Company and the Holder, as the case may be.


                                       16

<PG$PCN>
      5.3. Transfer Of Registration Rights. The right to sell Registrable Securities pursuant to the Registration Statement described herein will automatically be assigned to each transferee of the Warrant or Warrant Shares permitted under the terms of this Warrant. In the event that it is necessary, in order to permit a Holder to sell Registrable Securities pursuant to the Registration Statement, to amend the Registration Statement to name such Holder, such Holder shall upon written notice to the Company, be entitled to have the Company make such amendment as soon as reasonably practicable.


                                   ARTICLE VI.
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

      6.1. Representations and Warranties. The Company represents and warrants that as of the date hereof:

            (a) Legal Status; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Rhode Island and is qualified or licensed to do business in all other countries, states and provinces in which the laws thereof require the Company to qualify and/or be licensed, except where failure to qualify or be licensed would not have a material adverse effect on the business or assets of the Company taken as a whole;

            (b) Capitalization. The Company's authorized capital stock consists of: 300,000,000 shares of Common Stock, of which 130,792,386 shares are issued and outstanding;

            (c) Options. Except as described in Exhibit "D-3" hereto there are no Options, warrants or similar rights to acquire from the Company, or agreements or other obligations by the Company, absolute or contingent, to issue or sell Common Stock, whether on conversion or exchange of Convertible Securities or otherwise;

            (d) Preemptive Rights. No shareholder of the Company has any preemptive rights to subscribe for shares of Common Stock;

            (e) Authority. The Company has the right and power, and is duly authorized and empowered, to enter into, execute, deliver and perform its obligations under this Warrant;

            (f) Binding Effect. This Warrant has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity;

            (g) No Conflict. The execution, delivery and/or performance by the Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company's Charter or Bylaws or contained in any agreement, instrument or document to which the Company is a party or by which it is bound;

            (h) Consents. Except as contemplated by Article V and Section 6.2(b), no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder, except in connection with listing of the Warrant Shares on the American Stock Exchange, which listing will be effected in accordance with the rules and regulations of the American Stock Exchange;

            (i) Offering. Neither the Company nor any agent acting on its behalf has, either directly or indirectly, sold, offered for sale or disposed of, or attempted or offered to dispose of, this Warrant or any part hereof, or any similar obligation of the Company, to, or has solicited any offers to buy


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any thereof from, any Person or Persons other than the Holder. Neither the
Company nor any agent acting on its behalf will sell or offer for sale or dispose of, or attempt or offer to dispose of, this Warrant or any part thereof to, or solicit any offers to buy any warrant of like tenor from, or otherwise approach or negotiate in respect thereof, with, any Person or Persons so as thereby to bring the issuance of this Warrant within the provisions of Section 5 of the Securities Act;

            (j) Registration. Assuming the accuracy of the Holder's representations made herein, it is not necessary in connection with the issuance and sale of this Warrant to the Holder pursuant to this Agreement to Register this Warrant under the Securities Act; and

      6.2. Covenants. The Company covenants that:

            (a) Authorized Shares. The Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all other Options and warrants to acquire Common Stock and upon conversion of all instruments convertible into Common Stock shall be deemed issued and outstanding);

            (b) Proper Issuance. The Company, at its expense, will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which any capital stock of the Company may be listed or quoted, as the case may be, provided that the Holder, at its sole expense, will take all such action as may be necessary under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with its acquisition of securities of the Company. Such action by the Company may include, but not be limited to, causing such shares to be duly registered or approved, listed or quoted on relevant domestic securities exchanges or automated quotation systems; and

            (c) Fully Paid Shares. The Company will take all actions necessary or appropriate to validly and legally issue fully paid and nonassessable shares of Common Stock upon exercise of this Warrant. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

                                  ARTICLE VII.
                                  MISCELLANEOUS

      7.1. Certain Expenses. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer and income taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the Warrant Shares to the Holder.

      7.2. Holder Not a Shareholder. Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) except as provided herein, to receive (a) dividends or any other distributions made to shareholders, (b) notice of or attend any meetings of shareholders of the Company or (c) notice of any other proceedings of the Company.

      7.3. Like Tenor. All Warrants shall at all times be substantially identical except as to the Preamble.

      7.4. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the


                                       18

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terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      7.5. Enforcement Costs. If the Holder, a Shareholder or the Company seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

      7.6. Nonwaiver; Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

      7.7. Notices. Any notice, demand or delivery to be made pursuant to this Warrant will be sufficiently given or made if sent by certified or registered mail, postage prepaid, nationally recognized overnight delivery service or facsimile transmission, addressed to (a) the Holder and the Shareholders at their last known addresses appearing on the books of the Company maintained for such purpose or (b) the Company at its Principal Executive Office. The Holder, the Shareholders and the Company may each designate a different address by notice to the other pursuant to this Section 7.7. A notice shall be deemed effective upon receipt.

      7.8. Successors and Assigns. This Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns. The Company shall, at the time of exercise of this Warrant, in whole or in part, upon request of the Holder or any Shareholder but at the Company's expense, acknowledge in writing its continuing obligations hereunder with respect to rights of the Holder or such Shareholder to which it shall continue to be entitled after such exercise in accordance with the terms hereof; provided that the failure of the Holder or any Shareholder to make any such request shall not affect the continuing obligation of the Company to the Holder or such Shareholder in respect of such rights.

      7.9. Modification; Severability.

            (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

            (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

      7.10. Integration. This Warrant replaces all prior and contemporaneous agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.


                                       19

<PG$PCN>
      7.11. Survival of Representations and Warranties. The representations and warranties of any party in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the such party or its agents.

      7.12. Amendment. This Warrant may not be modified or amended except by written agreement of the Company, the Holder and the Shareholder(s), if any, holding a majority of the Warrant Shares.

      7.13. Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      7.14. Meanings. Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

      7.15. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.


                                       20

<PG$PCN>
      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer this October 30, 1998.

      LUCASFILM LTD. ("Holder")           HASBRO, INC. ("Company")


      By:   /s/ GORDON RADLEY             By:  /s/ HAROLD P. GORDON
         ------------------------            ------------------------

      Title:      President               Title:     Vice Chairman
            ---------------------               ---------------------





                                       21

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                              SCHEDULE OF EXHIBITS

EXHIBIT "D-1" -- Notice of Exercise (Section 2.1)

EXHIBIT "D-2" -- Investment Representation Certificate (Section 3.2(a))

EXHIBIT "D-3" -- Assignment Form (Section 3.2(d))

EXHIBIT "D-4" -- Schedule of Outstanding Options and Convertible Securities (Sections 6.1(c))


                                       22

<PG$PCN>
                                  EXHIBIT "D-1"

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                         exercise of the within Warrant)

      The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Common Stock of Hasbro, Inc. and herewith makes payment therefor in the amount of $____________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or _________ certificates in denominations of _________ shares) for the shares of Common Stock of Hasbro, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Hasbro, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is __________________________________.

Dated:____________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.


                                       23

<PG$PCN>
                                  EXHIBIT "D-2"

                      INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:

Company:  Hasbro, Inc.

Security:  Common Stock

Amount:

Date:

      (a) In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

      (b) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

      (c) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein;

      (d) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased; and

      (e) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

The Purchaser represents that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act or any successor regulation thereunder.


Date:__________________                 PURCHASER:____________________________


                                       24

<PG$PCN>
                                  EXHIBIT "D-3"

                               OUTSTANDING OPTIONS

                                 ASSIGNMENT FORM

         (To be executed only upon the assignment of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto ________, whose address is __________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock of Hasbro, Inc. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Hasbro, Inc. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint __________ attorney to register such transfer on the books of Hasbro, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:____________________

                                        ___________________________________

                                        ___________________________________

                                        By:________________________________
                                           (Signature of Registered Holder)

                                        Title:_____________________________

NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.


                                       25

<PG$PCN>
                                  EXHIBIT "D-4"

                 OUTSTANDING OPTIONS AND CONVERTIBLE SECURITIES

                                (Sections 6.1(c))

1. Options granted under employee and non-employee director stock option plans for 9,395,028 shares of Common Stock.

2. Warrants granted to Lucas Licensing, Ltd. and Lucasfilm Ltd. for shares of Common Stock on October 14, 1997.

3. Warrants granted to DreamWorks LLC for shares of Common Stock.


                                       26

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